For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Frontier Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Zoetis Inc.

2. Date of Purchase: 01/31/2013         3.  Date offering commenced:  01/31/2013

4. Underwriter(s) from whom purchased: Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    600,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   86,100,000 shares

8. Purchase price (net of fees and expenses):  $26.00

9. Initial public offering price per unit or share:  $26.00

10. Commission, spread or profit:  $ 0.5616

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Savern Console   Date: February 7,2013
Print Name: Savern Console

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Allocation Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Zoetis Inc.

2. Date of Purchase: 01/31/2013         3.  Date offering commenced:  01/31/2013

4. Underwriter(s) from whom purchased: Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    600,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   86,100,000 shares

8. Purchase price (net of fees and expenses):  $26.00

9. Initial public offering price per unit or share:  $26.00

10. Commission, spread or profit:  $ 0.5616

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Savern Console   Date: February 7,2013
Print Name: Savern Console

 For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  QVC Inc. 4.375% due 03/15/2023
2.  Date of Purchase:  03/04/2013 3.  Date offering commenced: 03/04/2013
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities, Wells Fargo Intl London
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:$9,996,800 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $749,760,000
8.  Purchase price (net of fees and expenses):  $99.968
9.  Initial public offering price:  $99.968
10.  Commission, spread or profit:  1%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Tim Winstone Date:3/6/2013
Print Name:  Tim Winstone

 For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  QVC Inc. 4.375% due 03/15/2023
2.  Date of Purchase:  03/04/2013 3.  Date offering commenced: 03/04/2013
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities, Wells Fargo Intl London
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:$9,996,800 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $749,760,000
8.  Purchase price (net of fees and expenses):  $99.968
9.  Initial public offering price:  $99.968
10.  Commission, spread or profit:  1%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Tim Winstone Date:3/6/2013
Print Name:  Tim Winstone

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  CVR Ref LLC/Coff Fin Inc. 6.5% due 11/01/2012
2.  Date of Purchase:  10/10/2012 3.  Date offering commenced: 10/10/2012
4.  Underwriter(s) from whom purchased:  CS First Boston Corp
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:$4,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $500,000,000.00
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ John Hwang Date:10/16/2012
Print Name:  John Hwang

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  WMG Acquisition Corp 6% due 01/15/2021
2.  Date of Purchase:  10/24/2012 3.  Date offering commenced: 10/24/2012
4.  Underwriter(s) from whom purchased:  CS First Boston Corp.
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:$5,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $500,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ John Hwang Date:11/14/2012
Print Name:  John Hwang

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  CyrusOne LP/CyrusOne Finance 6.375% due 11/15/2022
2.  Date of Purchase:  11/06/2012 3.  Date offering commenced: 11/06/2012
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:$5,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $525,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  2%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ John Hwang Date:11/14/2012
Print Name:  John Hwang

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Arch Coal Inc. 9.875% due 06/15/2019
2.  Date of Purchase:  11/14/2012 3.  Date offering commenced: 11/14/2012
4.  Underwriter(s) from whom purchased:  Bank of America Securities
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:$4,7.96,700 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $359,752,500
8.  Purchase price (net of fees and expenses):  $95.934
9.  Initial public offering price:  $95.934
10.  Commission, spread or profit:  1.985%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ John Hwang Date:11/15/2012
Print Name:  John Hwang

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Rule 144A Securities
FUND:  UBS Global Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Direct Line Insurance Group
2.  Date of Purchase:  10/11/2012 3.  Date offering commenced: 10/11/2012
4.  Underwriter(s) from whom purchased:  Morgan Stanley
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 758,207
7.  Aggregate principal amount or total number of shares of offering:  $1,500,000,000 shares
8.  Purchase price (net of fees and expenses):  175GBP
9.  Initial public offering price:  175GBP
10.  Commission, spread or profit:  1.05%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Nick Irish Date:10/24/2012
Print Name:  Nick Irish

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Dynamic Alpha Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Apache Corporation 4.25% due 01/15/2044

2. Date of Purchase: 11/28/2012         3.  Date offering commenced:  11/28/2012

4. Underwriter(s) from whom purchased: JP Morgan London

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $14,871,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $793,120,000

8. Purchase price (net of fees and expenses):  $99.14

9. Initial public offering price per unit or share:  $99.14

10. Commission, spread or profit:  0.875%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Tim Winstone   Date: 05 December 2012
Print Name: Tim Winstone

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Fixed Income Opportunities Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Aoache Corporation 2.625% due 01/15/2023

2. Date of Purchase: 11/28/2012         3.  Date offering commenced:  11/28/2012

4. Underwriter(s) from whom purchased: Citigroup Global Markets

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $2,984,070 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,193,628,000

8. Purchase price (net of fees and expenses):  $99.469

9. Initial public offering price per unit or share:  $99.469

10. Commission, spread or profit:  0.65%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Branamir Petranovic   Date: 30 November 2012
Print Name: Branamir Petranovic

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS U.S. Small Cap Growth Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Infoblox

2. Date of Purchase: 10/05/2012         3.  Date offering commenced:  10/05/2012

4. Underwriter(s) from whom purchased: Morgan Stanley & Co./Pacific Crest

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    187,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   5,000,000 shares

8. Purchase price (net of fees and expenses):  $20.000

9. Initial public offering price per unit or share:  $20.000

10. Commission, spread or profit:  $ 0.48

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ David Wabnik   Date: October 10, 2012
Print Name: David Wabnik

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Allocation Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: ServiceNow Inc.

2. Date of Purchase: 11/14/2012         3.  Date offering commenced:  11/14/2012

4. Underwriter(s) from whom purchased: Morgan Stanley & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    500,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   16,100,000 shares

8. Purchase price (net of fees and expenses):  $28.00

9. Initial public offering price per unit or share:  $28.00

10. Commission, spread or profit:  $ 0.672

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Savern Console   Date: November 26,2012
Print Name: Savern Console

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Frontier Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: ServiceNow Inc.

2. Date of Purchase: 11/14/2012         3.  Date offering commenced:  11/14/2012

4. Underwriter(s) from whom purchased: Morgan Stanley & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    500,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   16,100,000 shares

8. Purchase price (net of fees and expenses):  $28.00

9. Initial public offering price per unit or share:  $28.00

10. Commission, spread or profit:  $ 0.672

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Savern Console   Date: November 26, 2012
Print Name: Savern Console

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Fixed Income Opportunities Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: The Western Union Company 2.375% due 12/10/2015

2. Date of Purchase: 12/05/2012         3.  Date offering commenced:  12/05/2012

4. Underwriter(s) from whom purchased: JP Morgan Securities Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $249,540,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   86,100,000 shares

8. Purchase price (net of fees and expenses):  $99.816

9. Initial public offering price per unit or share:  $99.816

10. Commission, spread or profit:  0.45%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Branamir Petranovic   Date: 06 December 2012
Print Name: Branamir Petranovic

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Dynamic Alpha Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: The Western Union Company 2.875% due 12/10/2012

2. Date of Purchase: 12/05/2012         3.  Date offering commenced:  12/05/2012

4. Underwriter(s) from whom purchased: JP Morgan Securities Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    9,950,600(Firmwide)

7. Aggregate principal amount or total number of shares of offering:   86,100,000 shares

8. Purchase price (net of fees and expenses):  $99.506

9. Initial public offering price per unit or share:  $99.506

10. Commission, spread or profit:  0.600%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/Tim Winstone   Date: 10 December 2012
Print Name: Tim Winstone

For period ending June 30, 2013    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Bond Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: The Western Union Company 2.875% die 12/10/2017

2. Date of Purchase: 12/05/2012         3.  Date offering commenced:  12/05/2012

4. Underwriter(s) from whom purchased: JP Morgan Securities Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $9,950,600 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   746,295,000

8. Purchase price (net of fees and expenses):  $99.506

9. Initial public offering price per unit or share:  $99.506

10. Commission, spread or profit:  0.600%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be ?qualified institutional buyers? (?QIBs?).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Tim Winstone   Date: 10 December 2012
Print Name: Tim Winstone

FORM 10f-3
Eligible Foreign Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Bank of Montreal 2.55% due 11/06/2022
2.  Date of Purchase:  11/01/2012 3.  Date offering commenced: 11/01/2012
4.  Underwriter(s) from whom purchased: Morgan Stanley
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $23,970,480 (Firnwide
7.  Aggregate principal amount or total number of shares of offering:  $998,770,000
8.  Purchase price (net of fees and expenses):  $ 99.877
9.  Initial public offering price:  $99.877
10.  Commission, spread or profit: .45%
11.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority
b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to  be granted to existing security holders).
c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d. The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
e.    If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months
f.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
g.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).
h.    The underwriting was a firm commitment underwriting

X_______

X_______

X_______

X_______

________

X______

X______

X_______

_______

_______

_______

_______

_______

_______

________

________

i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

k. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
l. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Vivek Acharya  Date: 11/15/2012

Print Name: Vivek Acharya

FORM 10f-3
Eligible Foreign Securities

FUND:  UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Bank of Montreal 2.55% due 11/06/2022
2.  Date of Purchase:  11/01/2012 3.  Date offering commenced: 11/01/2012
4.  Underwriter(s) from whom purchased: Morgan Stanley
5.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $23,970,480 (Firnwide
7.  Aggregate principal amount or total number of shares of offering:  $998,770,000
8.  Purchase price (net of fees and expenses):  $ 99.877
9.  Initial public offering price:  $99.877
10.  Commission, spread or profit: .45%
11.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority
b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to  be granted to existing security holders).
c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d. The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
e.    If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months
f.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
g.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).
h.    The underwriting was a firm commitment underwriting

X_______

X_______

X_______

X_______

________

X______

X______

X_______

_______

_______

_______

_______

_______

_______

________

________

i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

k. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
l. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Vivek Acharya  Date: 11/15/2012

Print Name: Vivek Acharya

34